FIDELITY DIVERSIFIED INTERNATIONAL FUND

FIDELITY INTERNATIONAL GROWTH & INCOME FUND

FIDELITY JAPAN FUND

FIDELITY DIVERSIFIED INTERNATIONAL FUND

FIDELITY JAPAN SMALLER COMPANIES FUND

FIDELITY OVERSEAS FUND

FIDELITY PACIFIC BASIN FUND

FIDELITY GLOBAL BALANCED FUND

FIDELITY INTERNATIONAL GROWTH & INCOME FUND

FIDELITY JAPAN FUND

FIDELITY JAPAN SMALLER COMPANIES FUND

FIDELITY LATIN AMERICA FUND

FIDELITY NORDIC FUND

FIDELITY OVERSEAS FUND

FIDELITY PACIFIC BASIN FUND

FIDELITY WORDLWIDE FUND

FIDELITY WORLDWIDE FUND

(the "Funds")

FUNDS OF

FIDELITY INVESTMENT TRUST

SPECIAL MEETING OF SHAREHOLDERS

March 14, 2001

1:00 P.M.

Pursuant to notice duly given, a Special Meeting of Shareholders of was held on March 14, 2001 at 1:00 p.m. at an office of the Trust, 27 State Street, Boston, Massachusetts.

Mr. Robert Dwight acted as Chairman in the absence of Mr. Edward C. Johnson 3d and Ms. Debra Capua, Director of the Legal Product Group, acting as Secretary Pro Tempore, recorded the minutes. Mr. Michael Cook, an Independent Trustee of the Trust, and Mr. Eric Roiter, General Counsel of FMR, were appointed to act as proxy agents for all shareholders who had properly returned their proxy cards.

Mr. Dwight noted that the Trust has shareholder voting rights based on the number of shares owned. Accordingly, each shareholder is entitled to one vote for each share of the Fund held on the record date for the meeting.

Mr. Dwight stated that a Special Meeting of Shareholders of the Trust was held on February 14, 2001 however, the February 14th meeting was adjourned until today in order to afford additional time to solicit further shareholder votes and attain quorum with respect to Proposals 1 and 2 for all funds of the Trust, and for Fidelity Diversified International Fund, Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, and Fidelity Worldwide Fund. He stated that all proposals for Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Latin America Fund, Fidelity Nordic Fund were approved by shareholders at the February 14, 2001 meeting.

Ms. Capua reported that proxies representing at least 50.001% of Fidelity Diversified International Fund, Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, and Fidelity Worldwide Fund had been received.

Mr. Dwight announced that a quorum was present, with respect to these Funds, and called the meeting of the shareholders of the Trust to order.

Mr. Dwight informed the attendees that two proxy statements had been mailed with regard to the meeting. He stated that to avoid confusion among shareholder of the different funds, the proxy statement for Fidelity Diversified International Fund, Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund was referred to as "Proxy Statement #1". The proxy statement for Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund and Fidelity Pacific Basin Fund was referred to as "Proxy Statement #2".

Mr. Dwight stated that the Secretary had presented him with the following documents relating to the meeting:

Notice of Meeting dated December 18, 2000

Proxy Statements dated December 18, 2000

Forms of Proxy

Affidavit attesting to the mailing of these documents to the record shareholders entitled to vote at this meeting

Substitute Proxy Form dated March 7, 2001

Mr. Dwight indicated that a list of shareholders entitled to vote at this meeting would be made available for viewing upon request.

Mr. Dwight recommended that the reading of the Notice of Meeting be waived. There was no objection to the recommendation.

Mr. Dwight stated that the first item of business as stated in the Notice of Meeting and described in the Proxy Statements was to authorize the Trustees to adopt an Amended and Restated Declaration of Trust for Fidelity Investment Trust, which will increase the maximum number of Trustees from twelve to fourteen and would allow the Trustees more flexibility and broader authority to act, subject to the Trustees' continuing fiduciary duty to act in the shareholders' interests.

Ms. Capua reported that the proposal to authorize the Trustees to adopt an Amended and Restated Declaration of Trust as set forth in proposal 1 in each of the Proxy Statements, received 8,105,735,718.23 affirmative votes, or 89.848% of the votes cast at the meeting. Whereupon, it was

VOTED: That the Trustees, be, and they hereby are, authorized to adopt an Amended and Restated Declaration of Trust, as set forth in the Proxy Statements dated December 18, 2000.

Mr. Dwight stated that the second item of business as stated in the Notice of Meeting and described in the Proxy Statements was to elect a Board of Trustees for the Trust.

Ms. Capua reported that each of the fourteen nominees listed in proposal 2 in each of the Proxy Statements received at least 8,773,804,737.72 affirmative votes or more than 97.254% of the votes cast at the meeting. Whereupon, it was

VOTED: That the fourteen nominees listed in the Proxy Statements dated December 18, 2000, be, and they hereby are, elected as Trustees of Fidelity Investment Trust.

Mr. Dwight stated that the third item of business as stated in the Notice of Meeting and described in the Proxy Statements was to ratify the selection of PricewaterhouseCoopers LLP ("PwC") or Deloitte & Touche LLP ("D&T") as independent accountants of the Funds.

Ms. Capua reported that the proposal to ratify the selection of PwC or D&T as independent accountant of the Fund, as set forth in proposal 3 in each of the Proxy Statements, received 2,850,404,667.83 affirmative votes of Fidelity Diversified International Fund, or 94.772% of the votes cast at the meeting; received 46,492,379.48 affirmative votes of Fidelity Global Balanced Fund, or 91.683% of the votes cast at the meeting; received 551,856,956.29 affirmative votes of Fidelity International Growth & Income Fund, or 95.072% of the votes cast at the meeting; received 266,745,427.67 affirmative votes of Fidelity Japan Fund, or 94.844% of the votes cast at the meeting; received 229,537,417.41 affirmative votes of Fidelity Japan Smaller Companies Fund, or 95.304% of the votes cast at the meeting; received 2,202,139,531.23 affirmative votes of Fidelity Overseas Fund, or 94.517% of the votes cast at the meeting; received 213,923,719.91 affirmative votes of Fidelity Pacific Basin Fund, or 93.963% of the votes cast at the meeting; and received 427,068,603.09 affirmative votes of Fidelity Worldwide Fund, or 93.468% of the votes cast at the meeting. Whereupon, it was

VOTED: That the selection of PricewaterhouseCoopers LLP or Deloitte & Touche LLP as independent accountant of Fidelity Diversified International Fund, Fidelity International Growth & Income Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, and Fidelity Worldwide Fund, as set forth in the Proxy Statements dated December 18, 2000, be, and they hereby are, ratified and approved.

Mr. Dwight stated that the fourth item of business as stated in the Notice of Meeting and described in Proxy Statement #1 was to approve an amended Management Contract for Fidelity Global Balanced Fund and Fidelity Diversified International Fund that would (i) modify the management fee that FMR receives from the Funds to provide for lower fees when FMR's assets under management exceed certain levels.

Ms. Capua reported that the proposal to approve an amended Management Contract for each Fund, as set forth in proposal 5 in Proxy Statement #1, received 2,760,753,474.76 affirmative votes of Fidelity Diversified International Fund, or 91.792% of the votes cast at the meeting; and received 45,464,916.60 affirmative votes of Fidelity Global Balanced Fund, or 89.657% of the votes cast at the meeting. Whereupon, it was

VOTED: That an amended Management Contract for each of Fidelity Global Balanced Fund and Fidelity Diversified International Fund be, and it hereby is, approved, as set forth in Proxy Statement #1 dated December 18, 2000.

Mr. Dwight stated that the fifth item of business as stated in the Notice of Meeting and described in Proxy Statement #1 was to approve an amended Management Contract for Fidelity International Growth & Income Fund and Fidelity Overseas Fund that would (i) amend the group fee rate of the management fee that FMR receives from the Funds to provide for lower fees when FMR's assets under management exceed certain levels; and (ii) allow FMR and the Trust, on behalf of the Fund, to modify the Management Contract subject to the requirements of the Investment Company Act of 1940.

Ms. Capua reported that the proposal to approve an amended Management Contract for each Fund, as set forth in proposal 6 in Proxy Statement #1, received 526,213,893.79 affirmative votes of Fidelity International Growth & Income Fund, or 90.654% of the votes cast at the meeting; and received 2,116,550,222.24 affirmative votes of Fidelity Overseas Fund, or 90.844% of the votes cast at the meeting. Whereupon, it was

VOTED: That an amended Management Contract for each of Fidelity International Growth & Income Fund and Fidelity Overseas Fund be, and it hereby is, approved, as set forth in Proxy Statement #1 dated December 18, 2000.

Mr. Dwight stated that the sixth item of business as stated in the Notice of Meeting and described in Proxy Statement #1 was to approve an amended Management Contract for Fidelity Worldwide Fund that would (i) add a performance adjustment component to the management fee that FMR receives from the Fund for managing its investments and business affairs; (ii) modify the management fee that FMR receives from the Fund to provide for lower fees when FMR's assets under management exceed certain levels; and (iii) allow FMR and the Trust, on behalf of the Fund, to modify the Management Contract subject to the requirements of the Investment Company Act of 1940.

Ms. Capua reported that the proposal to approve an amended Management Contract for the Fund, as set forth in proposal 7 in Proxy Statement #1, received 408,606,750.11 affirmative votes of Fidelity Worldwide Fund, or 89.427% of the votes cast at the meeting. Whereupon, it was

VOTED: That an amended Management Contract for Fidelity Worldwide Fund be, and it hereby is, approved, as set forth in Proxy Statement #1 dated December 18, 2000.

Mr. Dwight stated that the seventh item of business as stated in the Notice of Meeting and described in the Proxy Statements was to approve an amended sub-advisory agreement with FMR U.K. for each of Fidelity Diversified International Fund, Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, and Fidelity Worldwide Fund that would (i) allow FMR to receive investment advice and research services from FMR U.K.; (ii) permit FMR to grant FMR U.K. investment management authority if FMR believes it would be beneficial to the Funds and its shareholders; and (iii) allow FMR, FMR U.K. and the Trust, on behalf of the Fund, to modify the proposed agreement subject to the requirements of the Investment Company Act of 1940.

Ms. Capua reported that the proposal to approve an amended sub-advisory agreement with FMR U.K. for each Fund, as set forth in proposal 8 in Proxy Statement #1 and in proposal 6 in proxy statement #2, received 2,723,599,369.66 affirmative votes of Fidelity Diversified International Fund, or 90.556% of the votes cast at the meeting; received 44,479,129.42 affirmative votes of Fidelity Global Balanced Fund, or 87.713% of the votes cast at the meeting; received 524,025,081.28 affirmative votes of Fidelity International Growth & Income Fund, or 90.277% of the votes cast at the meeting; received 252,662,850.29 affirmative votes of Fidelity Japan Fund, or 89.836% of the votes cast at the meeting; received 224,038,263.51 affirmative votes of Fidelity Japan Smaller Companies Fund, or 93.021% of the votes cast at the meeting; received 2,112,814,233.25 affirmative votes of Fidelity Overseas Fund, or 90.683% of the votes cast at the meeting; received 204,275,383.40 affirmative votes of Fidelity Pacific Basin Fund, or 89.725% of the votes cast at the meeting; and received 406,151,611.68 affirmative votes of Fidelity Worldwide Fund, or 88.890% of the votes cast at the meeting. Whereupon, it was

VOTED: That an amended sub-advisory agreement with FMR U.K. for each of Fidelity Diversified International Fund, Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, and Fidelity Worldwide Fund be, and it hereby is, approved, as set forth in the Proxy Statements dated December 18, 2000.

Mr. Dwight stated that the eighth item of business as stated in the Notice of Meeting and described in the Proxy Statements was to approve an amended sub-advisory agreement with FMR Far East for each of Fidelity Diversified International Fund, Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, and Fidelity Worldwide Fund that would (i) allow FMR to receive investment advice and research services from FMR Far East; (ii) permit FMR to grant FMR Far East investment management authority if FMR believes it would be beneficial to the Funds and its shareholders; and (iii) allow FMR, FMR Far East and the Trust, on behalf of the Fund, to modify the proposed agreement subject to the requirements of the Investment Company Act of 1940.

Ms. Capua reported that the proposal to approve an amended sub-advisory agreement with FMR Far East for each Fund, as set forth in proposal 9 in Proxy Statement #1 and in proposal 7 in proxy statement #2, received 2,717,622,257.73 affirmative votes of Fidelity Diversified International Fund, or 90.357% of the votes cast at the meeting; received 44,606,152.90 affirmative votes of Fidelity Global Balanced Fund, or 87.964% of the votes cast at the meeting; received 522,603,555.26 affirmative votes of Fidelity International Growth & Income Fund, or 90.032% of the votes cast at the meeting; received 252,683,269.27 affirmative votes of Fidelity Japan Fund, or 89.844% of the votes cast at the meeting; received 223,510,615.97 affirmative votes of Fidelity Japan Smaller Companies Fund, or 92.802% of the votes cast at the meeting; received 2,109,011,048.42 affirmative votes of Fidelity Overseas Fund, or 90.520% of the votes cast at the meeting; received 204,450,373.13 affirmative votes of Fidelity Pacific Basin Fund, or 89.802% of the votes cast at the meeting; and received 405,484,292.77 affirmative votes of Fidelity Worldwide Fund, or 88.744% of the votes cast at the meeting. Whereupon, it was

VOTED: That an amended sub-advisory agreement with FMR Far East for each of Fidelity Diversified International Fund, Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, and Fidelity Worldwide Fund be, and it hereby is, approved, as set forth in the Proxy Statements dated December 18, 2000.

Mr. Dwight stated that the ninth item of business as stated in the Notice of Meeting and described in the Proxy Statements was to approve an amended sub-advisory agreement with Fidelity International Investment Advisors ("FIIA") for each of Fidelity Diversified International Fund, Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, and Fidelity Worldwide Fund that would (i) allow FMR to receive investment advice and research services from FIIA; (ii) permit FMR to grant FIIA investment management authority if FMR believes it would be beneficial to the Funds and its shareholders; and (iii) allow FMR, FIIA and the Trust, on behalf of the Fund, to modify the proposed agreement subject to the requirements of the Investment Company Act of 1940.

Ms. Capua reported that the proposal to approve an amended sub-advisory agreement with FIIA for each Fund, as set forth in proposal 10 in Proxy Statement #1 and in proposal 8 in proxy statement #2, received 2,722,760,881.47 affirmative votes of Fidelity Diversified International Fund, or 90.528% of the votes cast at the meeting; received 44,619,828.74 affirmative votes of Fidelity Global Balanced, or 87.991% of the votes cast at the meeting; received 524,328,267.99 affirmative votes of Fidelity International Growth & Income Fund, or 90.330% of the votes cast at the meeting; received 252,768,822.33 affirmative votes of Fidelity Japan Fund, or 89.874% of the votes cast at the meeting; received 223,587,227.36 affirmative votes of Fidelity Japan Smaller Companies Fund, or 92.834% of the votes cast at the meeting; received 2,110,402,197.41 affirmative votes of Fidelity Overseas Fund, or 90.580% of the votes cast at the meeting; received 204,595,191.65 affirmative votes of Fidelity Pacific Basin Fund, or 89.865% of the votes cast at the meeting; and received 406,039,753.43 affirmative votes of Fidelity Worldwide Fund, or 88.865% of the votes cast at the meeting. Whereupon, it was

VOTED: That an amended sub-advisory agreement with FIIA for each of Fidelity Diversified International Fund, Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, and Fidelity Worldwide Fund be, and it hereby is, approved, as set forth in the Proxy Statements dated December 18, 2000.

Mr. Dwight stated that the tenth item of business as stated in the Notice of Meeting and described in the Proxy Statements was to approve an amended sub-advisory agreement between Fidelity International Investment Advisors ("FIIA") and Fidelity International Investment Advisors (U.K) Limited ("FIIA (UK)L") for each of Fidelity Diversified International Fund, Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, and Fidelity Worldwide Fund that would (i) allow FIIA to receive investment advice and research services from FIIA(UK)L; (ii) permit FIIA to grant FIIA(UK)L investment management authority if FIIA believes it would be beneficial to the Funds and its shareholders; and (iii) allow FIIA, FIIA(UK)L and the Trust, on behalf of the Fund, to modify the proposed agreement subject to the requirements of the Investment Company Act of 1940.

Ms. Capua reported that the proposal to approve an amended sub-advisory agreement with FIIA(UK)L for each Fund, as set forth in proposal 11 in Proxy Statement #1 and in proposal 9 in proxy statement #2, received 2,719,158,897.74 affirmative votes of Fidelity Diversified International Fund, or 90.409% of the votes cast at the meeting; received 44,690,318.16 affirmative votes of Fidelity Global Balanced Fund, or 88.130% of the votes cast at the meeting; received 522,585,076.81 affirmative votes of Fidelity International Growth & Income Fund, or 90.029% of the votes cast at the meeting; received 252,343,617.64 affirmative votes of Fidelity Japan Fund, or 89.723% of the votes cast at the meeting; received 223,896,972.15 affirmative votes of Fidelity Japan Smaller Companies Fund, or 92.963% of the votes cast at the meeting; received 2,107,763,128.99 affirmative votes of Fidelity Overseas Fund, or 90.467% of the votes cast at the meeting; received 203,808,147.63 affirmative votes of Fidelity Pacific Basin Fund, or 89.520% of the votes cast at the meeting; and received 405,066,007.77 affirmative votes of Fidelity Worldwide Fund, or 88.652% of the votes cast at the meeting. Whereupon, it was

VOTED: That an amended sub-advisory agreement between FIIA, FIIA(UK)L and each of Fidelity Diversified International Fund, Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, and Fidelity Worldwide Fund be, and it hereby is, approved, as set forth in the Proxy Statements dated December 18, 2000.

Mr. Dwight stated that the eleventh item of business as stated in the Notice of Meeting and described in the Proxy Statements was to approve an amended sub-advisory agreement between Fidelity International Investment Advisors ("FIIA") and Fidelity Investments Japan Limited ("FIJ") for each of Fidelity Diversified International Fund, Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, and Fidelity Worldwide Fund that would (i) allow FIIA to receive investment advice and research services from FIJ; (ii) permit FIIA to grant FIJ investment management authority if FIIA believes it would be beneficial to the Funds and its shareholders; and (iii) allow FIIA, FIJ and the Trust, on behalf of the Fund, to modify the proposed agreement subject to the requirements of the Investment Company Act of 1940.

Ms. Capua reported that the proposal to approve an amended sub-advisory agreement between FIIA and FIJ for each Fund, as set forth in proposal 12 in Proxy Statement #1 and in proposal 10 in proxy statement #2, received 2, 715,745,952.76 affirmative votes of Fidelity Diversified International Fund, or 90.295% of the votes cast at the meeting; received 44,682,627.27 affirmative votes of Fidelity Global Balanced Fund, or 88.115% of the votes cast at the meeting; received 521,861,623.50 affirmative votes of Fidelity International Growth & Income Fund, or 89.905% of the votes cast at the meeting; received 253,503,853.51 affirmative votes of Fidelity Japan Fund, or 90.135% of the votes cast at the meeting; received 223,554,661.18 affirmative votes of Fidelity Japan Smaller Companies Fund, or 92.820% of the votes cast at the meeting; received 2,104,856,551.67 affirmative votes of Fidelity Overseas Fund, or 90.342% of the votes cast at the meeting; received 203,999,000.32 affirmative votes of Fidelity Pacific Basin Fund, or 89.603% of the votes cast at the meeting; and received 404,683,138.43 affirmative votes of Fidelity Worldwide Fund, or 88.568% of the votes cast at the meeting. Whereupon, it was

VOTED: That an amended sub-advisory agreement between FIIA, FIJ and each of Fidelity Diversified International Fund, Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, and Fidelity Worldwide Fund be, and it hereby is, approved, as set forth in the Proxy Statements dated December 18, 2000.

Mr. Dwight stated that the twelfth item of business as stated in the Notice of Meeting and described in Proxy Statement #1 was to eliminate a fundamental investment policy of Fidelity Diversified International Fund to allow the Fund to more clearly communicate its investment strategy by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines.

Ms. Capua reported that the proposal to eliminate a fundamental investment policy of the Fund, as set forth in proposal 13 in Proxy Statement #1, received 2,520,620,542.24 affirmative votes of Fidelity Diversified International Fund, or 87.599% of the votes cast at the meeting. Whereupon, it was

VOTED: That a fundamental investment policy of Fidelity Diversified International Fund be, and it hereby is, eliminated, as set forth in Proxy Statement #1 dated December 18, 2000.

Mr. Dwight stated that the thirteenth item of business as stated in the Notice of Meeting and described in Proxy Statement #1 was to eliminate a fundamental investment policy of Fidelity International Growth & Income Fund to allow the Fund to more clearly communicate its investment strategy by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines.

Ms. Capua reported that the proposal to eliminate a fundamental investment policy of the Fund, as set forth in proposal 14 in Proxy Statement #1, received 506,928,637.97 affirmative votes of Fidelity International Growth & Income Fund, or 87.332% of the votes cast at the meeting. Whereupon, it was

VOTED: That a fundamental investment policy of Fidelity International Growth & Income Fund be, and it hereby is, eliminated, as set forth in Proxy Statement #1 dated December 18, 2000.

Mr. Dwight stated that the fourteenth item of business as stated in the Notice of Meeting and described in Proxy Statement #1 was to eliminate a fundamental investment policy of Fidelity Overseas Fund to allow the Fund to more clearly communicate its investment strategy by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines.

Ms. Capua reported that the proposal to eliminate a fundamental investment policy of the Fund as set forth in proposal 15 in Proxy Statement #1, received 2,045,271,020.32 affirmative votes of Fidelity Overseas Fund or 87.784% of the votes cast at the meeting. Whereupon, it was

VOTED: That a fundamental investment policy of Fidelity Overseas Fund be, and it hereby is, eliminated, as set forth in Proxy Statement #1 dated December 18, 2000.

Mr. Dwight stated that the fifteenth item of business as stated in the Notice of Meeting and described in Proxy Statement #1 was to eliminate a fundamental investment policy of Fidelity Worldwide Fund to allow the Fund to more clearly communicate its investment strategy by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines.

Ms. Capua reported that the proposal to eliminate a fundamental investment policy of the Fund, as set forth in proposal 16 in Proxy Statement #1, received 388,725,776.60 affirmative votes of Fidelity Worldwide Fund, or 85.076% of the votes cast at the meeting. Whereupon, it was

VOTED: That a fundamental investment policy of Fidelity Worldwide Fund be, and it hereby is, eliminated, as set forth in Proxy Statement #1 dated December 18, 2000.

Mr. Dwight stated that the sixteenth item of business as stated in the Notice of Meeting and described in the Proxy Statements was to amend each Fund's fundamental investment limitation concerning underwriting.

Ms. Capua reported that the proposal to amend each Fund's fundamental investment limitation concerning underwriting, as set forth in proposal 17 in Proxy Statement #1 and in proposal 22 in Proxy Statement #2, received 2,578,398,498.49 affirmative votes of Fidelity Diversified International Fund, or 89.607% of the votes cast at the meeting; received 44,151,218.78 affirmative votes of Fidelity Global Balanced Fund, or 87.067% of the votes cast at the meeting; received 512,385,431.52 affirmative votes of Fidelity International Growth & Income Fund, or 88.272% of the votes cast at the meeting; 252,301,107.57 affirmative votes of Fidelity Japan Fund, or 89.708% of the votes cast at the meeting; received 222,680,119.01 affirmative votes of Fidelity Japan Smaller Companies Fund, or 92.457% of the votes cast at the meeting; received 2,068,815,392.46 affirmative votes of Fidelity Overseas Fund, or 88.795% of the votes cast at the meeting; received 201,203,682.95 affirmative votes of Fidelity Pacific Basin Fund, or 88.376% of the votes cast at the meeting; and received 396,276,360.74 affirmative votes of Fidelity Worldwide Fund, or 86.729 % of the votes cast at the meeting. Whereupon, it was

VOTED: That each of Fidelity Diversified International Fund's, Fidelity Global Balanced Fund's, Fidelity International Growth & Income Fund's, Fidelity Japan Fund's, Fidelity Japan Smaller Companies Fund's, Fidelity Overseas Fund's, Fidelity Pacific Basin Fund's, and Fidelity Worldwide Fund's fundamental investment limitation concerning underwriting be, and it hereby is, amended as set forth in the Proxy Statements dated December 18, 2000.

Mr. Dwight stated that the seventeenth item of business as stated in the Notice of Meeting and described in Proxy Statement #1 was to amend Fidelity International Growth and Income Fund's fundamental investment limitation concerning the concentration of its investments in a single industry.

Ms. Capua reported that the proposal to amend the Fund's fundamental investment limitation, as set forth in proposal 18 in Proxy Statement #1, received 516,245,362.99 affirmative votes of Fidelity International Growth & Income Fund or 88.937% of the votes cast at the meeting. Whereupon, it was

VOTED: That Fidelity International Growth & Income Fund's fundamental investment limitation concerning the concentration of its investments in a single industry be, and it hereby is amended, as set forth in Proxy Statement #1 dated December 18, 2000.

Mr. Dwight stated that the eighteenth item of business as stated in the Notice of Meeting and described in Proxy Statement #2 is to approve an amended Management Contract for Fidelity Pacific Basin Fund that would (i) prospectively change the index used to calculate the Fund's performance adjustment; (ii) modify the management fee that FMR receives from the Fund to provide for lower fees when FMR's assets under management exceed a certain level; and (iii) allow FMR and the Trust, on behalf of the Fund, to modify the Management Contract subject to the requirements of the Investment Company Act of 1940.

Ms. Capua reported that the proposal to approve an amended Management Contract for the Fund, as set forth in proposal 4 in Proxy Statement #2, received 205,114,243.20 affirmative votes of Fidelity Pacific Basin Fund, or 90.093% of the votes cast at the meeting. Whereupon, it was

VOTED: That an amended Management Contract for Fidelity Pacific Basin Fund be, and it hereby is, approved, as set forth in Proxy Statement #2 dated December 18, 2000.

Mr. Dwight stated that the nineteenth item of business as stated in the Notice of Meeting and described in Proxy Statement #2 is to approve an amended Management Contract for each of Fidelity Japan Fund and Fidelity Japan Smaller Companies Fund that would (i) modify the group fee rate component of the management fee that FMR receives from each Fund to provide for lower fees when FMR's assets under management exceed a certain level; and (ii) allow FMR and the Trust, on behalf of the Fund, to modify the Management Contract subject to the requirements of the Investment Company Act of 1940.

Ms. Capua reported that the proposal to approve an amended Management Contract for the Funds, as set forth in proposal 5 in Proxy Statement #2, received 254,612,573.82 affirmative votes of Fidelity Japan Fund or 90.530% of the votes cast at the meeting; and received 224,253,150.54 affirmative votes of Fidelity Japan Smaller Companies Fund or 93.110% of the votes cast at the meeting. Whereupon, it was

VOTED: That an amended Management Contract for each of Fidelity Japan Fund and Fidelity Japan Smaller Companies Fund be, and they hereby are, approved, as set forth in Proxy Statement #2 dated December 18, 2000.

Mr. Dwight stated that the twentieth item of business as stated in the Notice of Meeting and described in Proxy Statement #2 was to approve a Distribution and Service Plan pursuant to Rule 12b-1 for each of Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, and Fidelity Pacific Basin Fund.

Ms. Capua reported that the proposal to approve the Distribution and Service Plan of each Fund, as set forth in proposal 11 in Proxy Statement #2, received 245,638,294.59 affirmative votes of Fidelity Japan Fund or 87.339% of the votes cast at the meeting; received 219,946,098.64 affirmative votes of Fidelity Japan Smaller Companies Fund or 91.322% of the votes cast at the meeting; and received 201,895,288.33 affirmative votes of Fidelity Pacific Basin Fund or 88.679% of the votes cast at the meeting. Whereupon, it was

VOTED: That the Distribution and Service Plan for each of Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, and Fidelity Pacific Basin Fund, be, and it hereby is, approved, as set forth in Proxy Statement #2 dated December 18, 2000.

Mr. Dwight stated that the twenty-first and final item of business as stated in the Notice of Meeting and described in Proxy Statement #2 was to replace Fidelity Pacific Basin Fund's fundamental investment policy concerning investment for temporary defensive purposes with a non-fundamental policy.

Ms. Capua reported that the proposal to replace the Fund's fundamental investment policy concerning investment for temporary defensive purposes with a non-fundamental policy, as set forth in proposal 21 in Proxy Statement #2, received 201,606,603.82 affirmative votes of Fidelity Pacific Basin Fund, or 88.553% of the votes cast at the meeting. Whereupon, it was

VOTED: That Fidelity Pacific Basin Fund's fundamental investment policy concerning investment for temporary defensive purposes be, and it hereby is, replaced with a non-fundamental policy, as set forth in Proxy Statement #2 dated December 18, 2000.

There being no further business to come before the meeting, upon motion duly made and seconded, it was

VOTED: To Adjourn.

ADJOURNED.

A TRUE RECORD.

ATTEST:
Deb Capua
Secretary Pro Tempore